                                                                    EXHIBIT 99.1

                                  [AIMCO LOGO]

                                                           For Immediate Release

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
               REPORTS 20% INCREASE IN AFFO PER SHARE RESULTS AND
                          REPORTS 12% DIVIDEND INCREASE

DENVER, COLORADO, January 20, 2000 (NYSE:AIV)

         Apartment Investment and Management Company ("AIMCO") announced that its Adjusted Funds From Operations ("AFFO"), AIMCO's measure of economic profitability, for the fourth quarter of 1999 equaled $82,651,000 or $0.98 per common share, compared to $55,760,000 or $0.82 per common share for the quarter ended December 31, 1998, a 20% increase on a per share basis.

         AIMCO announced that its Funds From Operations ("FFO") for the fourth quarter of 1999 equaled $90,819,000 or $1.07 per common share, compared to $61,865,000 or $0.91 per common share for the quarter ended December 31, 1998, an 18% increase on a per share basis.

         AIMCO announced that its AFFO equaled $292,644,000 or $3.72 per common share for the year ended December 31, 1999, compared to $177,715,000 or $3.12 per common share for the year ended December 31, 1998, an increase of 19% on a per share basis.

         AIMCO announced that its FFO equaled $321,359,000 or $4.08 per common share for the year ended December 31, 1999, compared to $194,746,000 or $3.42 per common share for the year ended December 31, 1998, an increase of 19% on a per share basis.

         Fourth quarter 1999 "same store" sales for the 456 apartment communities containing 122,076 units owned during both 1999 and 1998, applying AIMCO's ownership interest in these "same store" apartment communities, showed a 4.0% increase in revenues, a 0.4% decrease in operating expenses and a 6.8% increase in Net Operating Income from the fourth quarter of 1998. Annual improvements in "same store" sales showed a 4.3% increase in revenues, a 1.3% decrease in operating expenses and an 8.0% increase in Net Operating Income from the year ended December 31, 1998.

         Weighted average physical occupancy for the 456 apartment communities was 95.1% as of December 31, 1999, compared to 94.5% at December 31, 1998, an increase of 0.6%. Average monthly rent per occupied unit increased from $600 at December 31, 1998 to $619 at December 31, 1999, a 3.2% increase.

         AIMCO noted that it achieved sizeable increases in every key financial and operating benchmark used for measuring REIT performance. AIMCO attributes its success to its outstanding field management team, realized economies of scale, high quality and geographically diverse portfolio and strong growth from recurring revenue streams.

         On January 19, 2000, the Board of Directors increased the quarterly cash dividend to $0.70 per common share for the quarter ended December 31, 1999, payable on February 11, 2000, to shareholders of record on February 4, 2000. The increased dividend is equivalent to an annualized dividend rate of $2.80 per common share, a 12% increase from the previous annual dividend rate of $2.50. The increased dividend represents a distribution of 71.4% of AFFO and 65.4% of FFO for the quarter ended December 31, 1999, and a 7.3% yield based on the closing price of AIMCO's Class A Common Stock of $38.50 as of January 19, 2000.

         AFFO, which is AIMCO's measure of economic profitability, is defined as FFO less an estimated reserve for capital replacements of $300 per apartment unit. The Company's management believes that FFO, less such a reserve, provides investors with an understanding of the Company's ability

Apartment Investment and Management Company
January 20, 2000
Page Two


to incur and service debt and make capital expenditures. The Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. AIMCO calculates FFO based on the NAREIT definition, as adjusted for minority interest in the AIMCO Operating Partnership, amortization of goodwill, the non-cash deferred portion of the income tax provision for unconsolidated subsidiaries and less the payment of dividends on preferred stock. FFO should not be considered an alternative to net income or net cash flows from operating activities, as calculated in accordance with GAAP, as an indication of the Company's performance or as a measure of liquidity. FFO is not necessarily indicative of cash available to fund future cash needs. In addition, there can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

         The fourth quarter 1999 earnings conference call will be conducted on Monday, January 24, 2000 at 3:00 p.m. Eastern time. You may participate in the conference call by dialing 1-800-374-0616 approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company fourth quarter 1999 results conference call.

         AIMCO is a real estate investment trust with headquarters in Denver, Colorado and 31 regional operating centers, which holds a geographically diversified portfolio of apartment communities. AIMCO, through its subsidiaries, operates approximately 2,000 properties, including approximately 365,000 apartment units, and serves approximately one million residents. AIMCO's properties are located in 48 states, the District of Columbia and Puerto Rico.

Summary (dollars in thousands, except per share data):

                                   Quarter Ended      Quarter Ended        Year Ended         Year Ended
                                   Dec. 31, 1999      Dec. 31, 1998      Dec. 31, 1999      Dec. 31, 1998
                                   -------------      -------------      -------------      -------------
Funds From Operations              $      90,819      $      61,865      $     321,359      $     194,746
Adjusted Funds From Operations            82,651             55,760            292,644            177,715
Net Income                                24,399             12,630             80,959             64,474
Net Income Allocable to Common
    Shareholders                           9,763              2,550             24,074             37,941

Per Common Share:
Funds From Operations              $        1.07      $        0.91      $        4.08      $        3.42
Adjusted Funds From Operations              0.98               0.82               3.72               3.12
Basic Earnings Per Share                    0.15               0.05               0.39               0.84
Diluted Earnings Per Share                  0.15               0.05               0.38               0.80

Payout Ratios:
Funds From Operations                       65.4%              68.7%              63.1%              67.6%
Adjusted Funds From Operations              71.4%              76.2%              69.2%              74.1%

Summary financial statements and fact sheet follow.

Contact:      Peter Kompaniez, President (714) 593-1733
              Paul McAuliffe, Executive Vice President, Chief Financial Officer
              (303) 691-4339
              E-Mail: investor@aimco.com
              Web Site: http://www.aimco.com

Apartment Investment and Management Company
Supplemental Reporting
Page Three

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                           FOR THE THREE MONTHS ENDED DEC. 31,     FOR THE YEAR ENDED DEC. 31,
                                                           -----------------------------------   --------------------------------
                                                                 1999               1998               1999              1998
                                                           ----------------    ---------------    --------------    --------------
RENTAL PROPERTY OPERATIONS:
Rental and other property revenues                         $        184,696    $       111,439    $      533,917    $      377,139
Property operating expenses                                         (81,392)           (45,941)         (218,023)         (147,541)
Owned property management expense                                    (4,990)            (3,267)          (15,429)          (11,013)
Depreciation                                                        (49,643)           (24,843)         (132,721)          (84,635)
                                                           ----------------    ---------------   --------------    --------------
Income from property operations                                      48,671             37,388           167,744           133,950
                                                           ----------------    ---------------   --------------    --------------

SERVICE COMPANY BUSINESS:
Management fees and other income                                     19,579             10,135            45,951            24,103
Management and other expenses                                        (1,109)            (8,660)          (26,992)          (16,960)
                                                           ----------------    ---------------   --------------    --------------
Income from service company business                                 18,470              1,475            18,959             7,143
                                                           ----------------    ---------------   --------------    --------------

General and administrative expenses                                  (7,996)            (7,206)          (18,318)          (14,650)
Interest expense                                                    (47,293)           (32,668)         (139,679)          (89,424)
Interest income                                                      28,592             12,206            68,979            30,450
Equity in earnings (losses) of other partnerships (a)                (3,210)               224             2,175            (4,854)
Equity in earnings (losses) of unconsolidated subsidiaries           (9,096)             3,157            (7,267)           11,570
Minority interest in other partnerships                                 360                584               458              (468)
Amortization                                                         (1,166)            (3,664)           (6,992)           (8,735)
                                                           ----------------    ---------------   --------------    --------------
INCOME FROM OPERATIONS                                               27,332             11,496            86,059            64,982

Gain (loss) on disposition of properties                             (2,115)             1,891            (1,785)            4,674
                                                           ----------------    ---------------   --------------    --------------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP             25,217             13,387            84,274            69,656

Minority interest in operating partnership                             (818)              (757)           (3,315)           (5,182)
                                                           ----------------    ---------------   --------------    --------------
NET INCOME                                                 $         24,399    $        12,630    $       80,959    $       64,474
                                                           ================    ===============   ==============    ==============


Net income allocable to preferred shareholders             $         14,636    $        10,080    $       56,885    $       26,533
                                                           ================    ===============   ==============    ==============
Net income allocable to common shareholders                $          9,763    $         2,550    $       24,074    $       37,941
                                                           ================    ===============   ==============    ==============


Weighted average number of common shares outstanding                 65,805             47,261            62,242            45,187
                                                           ================    ===============   ==============    ==============
Weighted average number of common shares and common share
  equivalents outstanding                                            66,368             56,244            63,446            47,624
                                                           ================    ===============   ==============    ==============


Basic earnings per share                                   $           0.15    $          0.05    $         0.39    $         0.84
                                                           ================    ===============   ==============    ==============
Diluted earnings per share                                 $           0.15    $          0.05    $         0.38    $         0.80
                                                           ================    ===============   ==============    ==============

(a) In 1999, represents AIMCO's share of earnings from 133,113 apartment units in which AIMCO holds an equity interest.

Apartment Investment and Management Company
Supplemental Reporting
Page Four

            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                           FOR THE THREE MONTHS ENDED DEC. 31,   FOR THE YEAR ENDED DEC. 31,
                                                           -----------------------------------  -----------------------------
                                                                  1999             1998           1999              1998
                                                              ------------     ------------     ------------     ------------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership      $     25,217     $     13,387     $     84,274     $     69,656
(Gain) loss on disposition of properties                             2,115           (1,891)           1,785           (4,674)
Real estate depreciation, net of minority interests                 43,092           23,469          122,657           80,369
Real estate depreciation related to unconsolidated entities         24,978           17,461           98,938           34,840
Amortization of goodwill                                               786            4,324            8,152           11,401
Amortization of recoverable amount of management contracts           3,505           10,575           35,631           14,776
Deferred taxes benefit (charged)                                    (4,095)           3,081             (993)           9,215
Preferred stock dividends                                           (7,208)          (8,405)         (32,905)         (20,701)
TOPR's interest expense                                              2,429               --            4,858               --
Preferred OP Unit distributions                                         --             (136)          (1,038)            (136)
                                                              ------------     ------------     ------------     ------------
FUNDS FROM OPERATIONS                                         $     90,819     $     61,865     $    321,359     $    194,746

Recurring capital replacements                                      (8,168)          (6,105)         (28,715)         (17,031)
                                                              ------------     ------------     ------------     ------------
ADJUSTED FUNDS FROM OPERATIONS                                $     82,651     $     55,760     $    292,644     $    177,715
                                                              ============     ============     ============     ============

Weighted average common shares, common shares equivalent
 and Operating Partnership units outstanding:
    Common share and common share equivalents                       78,964           58,707           72,360           50,087
    Operating Partnership units                                      5,771            9,573            6,313            6,732
                                                              ------------     ------------     ------------     ------------
    Total                                                           84,735           68,280           78,673           56,819
                                                              ============     ============     ============     ============

PER COMMON SHARE:
Funds From Operations                                         $       1.07     $       0.91     $       4.08     $       3.42
Adjusted Funds From Operations                                $       0.98     $       0.82     $       3.72     $       3.12
Dividends Declared                                            $       0.70     $     0.6250     $      2.575     $     2.3125

PAYOUT RATIOS:
Funds From Operations                                                 65.4%            68.7%            63.1%            67.6%
Adjusted Funds From Operations                                        71.4%            76.2%            69.2%            74.1%

                                                                                                 PERCENTAGE
OTHER DATA:                                                  DEC. 31, 1999     DEC. 31, 1998      INCREASE
                                                             -------------     -------------    ------------
Same store:
   Weighted average physical occupancy                                95.1%            94.5%             0.6%
   Average monthly rent per occupied unit                     $        619     $        600              3.2%

Total portfolio:
   Weighted average physical occupancy                                94.3%            94.2%             0.1%
   Average monthly rent per occupied unit                     $        622     $        600              3.7%

                                                                                                  PERCENTAGE
SELECTED BALANCE SHEET DATA:                                 DEC. 31, 1999     DEC. 31, 1998  INCREASE (DECREASE)
                                                             -------------     -------------  -------------------
Real estate, net                                             $   4,079,310     $  2,601,022             56.8%
Investments in unconsolidated real estate partnerships             866,266          944,890             (8.3%)
Total assets                                                     5,665,153        4,268,285             32.7%
Total indebtedness                                               2,584,289        1,660,715             55.6%
Total liabilities                                                2,853,634        1,881,669             51.7%
Minority interest in operating partnership                         225,943          148,847             51.8%
Stockholders' equity                                             2,268,354        1,902,564             19.2%
Total liabilities and stockholders' equity                       5,665,153        4,268,285             32.7%

Apartment Investment and Management Company
Supplemental Reporting
Page Five
(In Thousands, Except Per Share Data)

                                                 AIMCO's Share   AIMCO's Share    AIMCO's   4th Qtr. 1999    Equity    4th Qtr. 1999
                                                 Unconsolidated Unconsolidated Consolidated Proportionate    Method       Equity
                                                  Partnerships   Subsidiaries   Operations  Consolidation  Adjustments    Method
                                                 -------------- -------------- ------------ -------------  ----------- -------------
RENTAL PROPERTY OPERATIONS:
Rental and other property revenues                 $   66,373     $       --    $  184,696   $  251,069    $  (66,373)  $  184,696
Property operating expenses                           (29,071)            --       (81,392)    (110,463)       29,071      (81,392)
Owned property management expense                      (1,782)            --        (4,990)      (6,772)        1,782       (4,990)
Depreciation                                          (24,978)            --       (49,643)     (74,621)       24,978      (49,643)

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Income from property operations                     10,542             --        48,671       59,213       (10,542)      48,671
                                                   ----------     ----------    ----------   ----------    ----------   ----------

SERVICE COMPANY BUSINESS:
Management fees and other income                           --         30,197        19,579       49,776       (30,197)      19,579
Management and other expenses                              --        (35,630)       (1,109)     (36,739)       35,630       (1,109)
Amortization of management contracts                       --         (4,253)           --       (4,253)        4,253           --

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Income (loss) from service company business             --         (9,686)       18,470        8,784         9,686       18,470
                                                   ----------     ----------    ----------   ----------    ----------   ----------

General and administrative expenses                        --             --        (7,996)      (7,996)           --       (7,996)
Interest expense                                      (14,630)        (1,963)      (47,293)     (63,886)       16,593      (47,293)
Interest income                                           878         (1,331)       28,592       28,139           453       28,592
Equity in earnings of unconsolidated partnerships          --         (1,093)           --       (1,093)       (2,117)      (3,210)
Equity in earnings of unconsolidated subsidiaries          --             --            --           --        (9,096)      (9,096)
Minority interest in other partnerships                    --             --           360          360            --          360
Amortization                                               --            380        (1,166)        (786)         (380)      (1,166)

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Income from operations                              (3,210)       (13,693)       39,638       22,735         4,597       27,332
                                                   ----------     ----------    ----------   ----------    ----------   ----------

(Provision for) benefit from income taxes                  --          4,597            --        4,597        (4,597)          --
Gain on disposition of properties                          --             --        (2,115)      (2,115)           --       (2,115)

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Income before minority interest in
     operating partnership                             (3,210)        (9,096)       37,523       25,217            --       25,217
                                                   ----------     ----------    ----------   ----------    ----------   ----------

Minority interest in operating partnership                 --             --          (818)        (818)           --         (818)

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Net income (loss)                               $   (3,210)    $   (9,096)   $   36,705   $   24,399    $       --   $   24,399
                                                   ----------     ----------    ==========   ==========    ==========   ==========

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS:

   Income (loss) before minority interest in
      operating partnership                        $   (3,210)    $   (9,096)   $   37,523   $   25,217    $       --   $   25,217
   Gain on disposition of properties                       --             --         2,115        2,115            --        2,115
   Real estate depreciation - net of
      minority interests                                   --             --        43,092       43,092            --       43,092
   Real estate depreciation - unconsolidated
      partnerships                                     24,978             --            --       24,978            --       24,978
   Amortization of goodwill                                --           (380)        1,166          786            --          786
   Amortization of recoverable amount of
      management contracts                                 --          3,505            --        3,505            --        3,505
   Deferred taxes - unconsolidated subsidiaries            --         (4,095)           --       (4,095)           --       (4,095)
   Class C preferred stock dividend                        --             --        (1,350)      (1,350)           --       (1,350)
   Class D preferred stock dividend                        --             --        (2,297)      (2,297)           --       (2,297)
   Class G preferred stock dividend                        --             --        (2,373)      (2,373)           --       (2,373)
   Class H preferred stock dividend                        --             --        (1,188)      (1,188)           --       (1,188)
   TOPR's interest expense                                 --             --         2,429        2,429            --        2,429

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Funds From Operations ("FFO")                       21,768        (10,066)       79,117       90,819            --       90,819
                                                   ----------     ----------    ----------   ----------    ----------   ----------

   Recurring capital replacements                      (1,250)           (93)       (6,825)      (8,168)           --       (8,168)

                                                   ----------     ----------    ----------   ----------    ----------   ----------
   Adjusted Funds From Operations ("AFFO")         $   20,518     $  (10,159)   $   72,292   $   82,651    $       --   $   82,651
                                                   ----------     ----------    ----------   ----------    ----------   ----------

WEIGHTED AVERAGE SHARES OUTSTANDING:

   Common stock                                        66,892         66,892        66,892       66,892        66,892       66,892
   Dilutive options                                       176            176           176          176           176          176
   Non-recourse shares                                   (919)          (919)         (919)        (919)         (919)        (919)
   Class B cumulative preferred stock                   2,463          2,463         2,463        2,463         2,463        2,463
   Class K cumulative preferred stock                   2,976          2,976         2,976        2,976         2,976        2,976
   Class L cumulative preferred stock                   2,689          2,689         2,689        2,689         2,689        2,689
   High performance units                                 340            340           340          340           340          340
   TOPR's convertible preferred stock                   3,014          3,014         3,014        3,014         3,014        3,014
   Convertible preferred operating partnership
      units                                             1,333          1,333         1,333        1,333         1,333        1,333
   Operating partnership units                          5,771          5,771         5,771        5,771         5,771        5,771

                                                   ----------     ----------    ----------   ----------    ----------   ----------
     Weighted Average Shares Outstanding               84,735         84,735        84,735       84,735        84,735       84,735
                                                   ----------     ----------    ----------   ----------    ----------   ----------

FUNDS FROM OPERATIONS ("FFO") PER SHARE            $     0.26     $    (0.12)   $     0.93   $     1.07    $     0.00   $     1.07
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") PER SHARE  $     0.24     $    (0.12)   $     0.85   $     0.98    $     0.00   $     0.98

Apartment Investment and Management Company
Supplemental Reporting
Page Six


                                                                AIMCO's      AIMCO's      AIMCO's
                                       Total        Total      Effective    Effective    Average
         Ownership %               # Properties    # Units   # Properties    # Units    Ownership %
         -----------               ------------  ----------  ------------  ----------   -----------
Consolidated Real Estate:

                    100%                   206       56,175          206       56,175          100%
        50.00% to 99.99%                   167       49,973          116       34,819           70%
        25.00% to 49.99%                    --           --           --           --           --
         5.00% to 24.99%                    --           --           --           --           --
                 < 4.99                     --           --           --           --           --

                                    ----------   ----------   ----------   ----------   ----------
                   Total                   373      106,148          322       90,994           86%
                                    ----------   ----------   ----------   ----------   ----------

Unconsolidated Real Estate:

                    100%                    29        6,330           29        6,330          100%
        50.00% to 99.99%                    28        7,010           15        3,729           53%
        25.00% to 49.99%                   208       48,534           82       19,076           39%
         5.00% to 24.99%                   359       54,468           51        7,773           14%
                 < 4.99                    127       16,771            2          251            1%

                                    ----------   ----------   ----------   ----------   ----------
                   Total                   751      133,113          179       37,159           28%
                                    ----------   ----------   ----------   ----------   ----------

Total Owned Portfolio:

                    100%                   235       62,505          235       62,505          100%
        50.00% to 99.99%                   195       56,983          131       38,548           68%
        25.00% to 49.99%                   208       48,534           82       19,076           39%
         5.00% to 24.99%                   359       54,468           51        7,773           14%
                 < 4.99                    127       16,771            2          251            1%

                                    ----------   ----------   ----------   ----------   ----------
                   Total                 1,124      239,261          501      128,153           54%
                                    ----------   ----------   ----------   ----------   ----------

Conventional Real Estate:

                    100%                   225       58,751          225       58,751          100%
        50.00% to 99.99%                   173       53,421          116       36,188           68%
        25.00% to 49.99%                   136       36,598           57       15,015           41%
         5.00% to 24.99%                    86       21,514           15        3,528           16%
                 < 4.99                     43        7,881           --           90            1%

                                    ----------   ----------   ----------   ----------   ----------
                   Total                   663      178,165          413      113,572           64%
                                    ----------   ----------   ----------   ----------   ----------

Government Assisted Real Estate:

                    100%                    10        3,754           10        3,754          100%
        50.00% to 99.99%                    22        3,562           15        2,360           66%
        25.00% to 49.99%                    72       11,936           25        4,061           34%
         5.00% to 24.99%                   273       32,954           36        4,245           13%
                 < 4.99                     84        8,890            2          161            2%

                                    ----------   ----------   ----------   ----------   ----------
                   Total                   461       61,096           88       14,581           24%
                                    ----------   ----------   ----------   ----------   ----------

Total Owned Portfolio:

                    100%                   235       62,505          235       62,505          100%
        50.00% to 99.99%                   195       56,983          131       38,548           68%
        25.00% to 49.99%                   208       48,534           82       19,076           39%
         5.00% to 24.99%                   359       54,468           51        7,773           14%
                 < 4.99                    127       16,771            2          251            1%

                                    ----------   ----------   ----------   ----------   ----------
                   Total                 1,124      239,261          501      128,153           54%
                                    ----------   ----------   ----------   ----------   ----------

Management Contracts:
     Long Term Contractual                 275       61,753           --           --           --
     Short Term Third Party                543       62,448           --           --           --

                                    ----------   ----------   ----------   ----------   ----------
     Total                                 818      124,201           --           --           --
                                    ----------   ----------   ----------   ----------   ----------

                                    ----------   ----------   ----------   ----------   ----------
Total Portfolio                          1,942      363,462          501      128,153           35%
                                    ==========   ==========   ==========   ==========   ==========

Apartment Investment and Management Company
Supplemental Reporting
Page Seven
(in thousands)


PROPERTY DEBT:

      Consolidated vs. Unconsolidated:

                                                           Amount     Wtd. Avg. Rate
                                                        ------------  --------------
            Consolidated                                $  2,375,089            6.66%
            Unconsolidated                                   799,083            7.66%
                                                        ------------

            Total                                       $  3,174,172
                                                        ============


CORPORATE DEBT:

            Revolving                                   $    209,200            8.84%
                                                        ============



ACQUISITIONS FOR THE QUARTER ENDED DECEMBER 31, 1999:

            Real Estate Apartment Properties Acquired
                Total price including ICE               $    321,030
                Debt                                    $    117,738
                Equity                                  $    203,292

            Limited Partner Equity Interests            $    132,000



COMMON SHARES OUTSTANDING:

            Common Stock                                      66,803
            OP Units                                           6,441
                                                        ------------

                                                              73,244
                                                        ============


PREFERRED STOCK:

                                                           Amount         Coupon
                                                        ------------    -----------
            PERPETUAL:
            Class C                                     $     60,000           9.00%
            Class D                                          105,000           8.75%
            Class G                                          101,250           9.38%
            Class H                                           50,000           9.50%
                                                        ------------

            Total                                       $    316,250
                                                        ============


            CONVERTIBLE:
            Class B                                     $     75,000           8.21%
            Class K                                          125,000           8.00%
            Class L                                          125,000           8.10%
            TOPR's                                           149,500           6.50%
            Class B Partnership Preferred OP Units            35,000           7.75%
            Other Preferred OP Units                          66,122           8.96%
                                                        ------------

            Total                                       $    575,622
                                                        ============

Aimco Apartment Investment and Management Company
Supplemental Reporting
Page Eight


                  SAME STORE SALES - COMPARISON BY MAJOR MARKET
                             FOURTH QTD 1999 / 1998
                              (OWNERSHIP EFFECTED)
                       ( IN THOUSANDS, EXCEPT UNIT DATA )

                              NUMBER OF                 4TH QTD 1999                     4TH QTD 1998
                         -------------------   ------------------------------   ------------------------------
MARKET                     COMM       UNITS     REVENUE   EXPENSE     N O I      REVENUE   EXPENSE      N O I
------                   --------   --------   --------   --------   --------   --------   --------   --------
 1.  Houston                   48      12938   $ 13,573   $  5,810   $  7,763   $ 13,412   $  5,951   $  7,461
 2.  Washington, DC            12       8751      12098       3823       8275      11404       3908       7496
 3.  Phoenix                   30       7611      11657       4528       7129      11185       4383       6802
 4.  Atlanta                   24       5864       7662       2676       4986       7446       2436       5010
 5.  Dallas                    21       5694       5377       2148       3229       5142       2187       2955
 6.  Chicago                   16       4779       9212       3462       5750       8700       3392       5308
 7.  Tampa                     16       4491       5106       2257       2849       4976       2203       2773
 8.  Philadelphia              11       4061       4832       1715       3117       4666       1771       2895
 9.  San Antonio               17       3938       5386       2497       2889       5267       2474       2793
10.  Orlando                   14       3868       4916       1773       3143       4658       1726       2932
11.  Indianapolis              10       3347       2620       1243       1377       2533       1181       1352
12.  Ft. Lauderdale            11       3209       5269       2204       3065       4980       2218       2762
13.  Nashville                  8       2792       3349       1274       2075       3081       1285       1796
14.  Austin                    12       2499       2806       1240       1566       2679       1114       1565
15.  Denver                     8       2345       3082        871       2211       2898        839       2059
16.  Fort Worth                10       2198       2298       1060       1238       2292       1030       1262
17.  Salt Lake City             6       2116       2363        709       1654       2324        814       1510
18.  Raleigh                    7       2057       1717        540       1177       1740        543       1197
19.  Norfolk                    8       1872       2836       1081       1755       2714       1326       1388
20.  Montgomery,  AL            4       1465       1000        350        650        978        352        626
21.  Kansas City                6       1427       1091        384        707       1038        381        657
22.  Jacksonville               4       1367       1622        786        836       1517        819        698
23.  Tucson                     5       1367       1946        732       1214       1878        674       1204
24.  Las Vegas                  4       1253       1666        617       1049       1550        701        849
25.  Columbia, SC               5       1202        727        285        442        697        290        407
26.  Baton Rouge                5       1194       1377        423        954       1356        398        958
27.  Columbus, OH               6       1188       1098        424        674       1048        420        628
28.  Los Angeles                4       1165       1729        478       1251       1622        496       1126
29.  Albuquerque                4       1014       1132        490        642       1136        496        640
30.  Fort Collins,  CO          5        967       1431        335       1096       1373        416        957

     Other  Markets           115      24037      21685       8036      13649      20951       8222      12729
                         --------   --------   --------   --------   --------   --------   --------   --------

     AIV  TOTAL               456     122076   $142,663   $ 54,251   $ 88,412   $137,241   $ 54,446   $ 82,795
                         ========   ========   ========   ========   ========   ========   ========   ========


                                      CHANGE (4TH QTD 1999 LESS 4TH QTD 1998)
                         -----------------------------------------------------------------
MARKET                   REVENUE      PCT       EXPENSE       PCT        N O I       PCT
------                   --------   --------    --------    --------   --------   --------
 1.  Houston             $    161        1.2%   $   (141)      -2.4%   $    302        4.0%
 2.  Washington, DC           694        6.1%        -85       -2.2%        779       10.4%
 3.  Phoenix                  472        4.2%        145        3.3%        327        4.8%
 4.  Atlanta                  216        2.9%        240        9.9%        -24       -0.5%
 5.  Dallas                   235        4.6%        -39       -1.8%        274        9.3%
 6.  Chicago                  512        5.9%         70        2.1%        442        8.3%
 7.  Tampa                    130        2.6%         54        2.5%         76        2.7%
 8.  Philadelphia             166        3.6%        -56       -3.2%        222        7.7%
 9.  San Antonio              119        2.3%         23        0.9%         96        3.4%
10.  Orlando                  258        5.5%         47        2.7%        211        7.2%
11.  Indianapolis              87        3.4%         62        5.2%         25        1.8%
12.  Ft. Lauderdale           289        5.8%        -14       -0.6%        303       11.0%
13.  Nashville                268        8.7%        -11       -0.9%        279       15.5%
14.  Austin                   127        4.7%        126       11.3%          1        0.1%
15.  Denver                   184        6.3%         32        3.8%        152        7.4%
16.  Fort Worth                 6        0.3%         30        2.9%        -24       -1.9%
17.  Salt Lake City            39        1.7%       -105      -12.9%        144        9.5%
18.  Raleigh                  -23       -1.3%         -3       -0.6%        -20       -1.7%
19.  Norfolk                  122        4.5%       -245      -18.5%        367       26.4%
20.  Montgomery,  AL           22        2.2%         -2       -0.6%         24        3.8%
21.  Kansas City               53        5.1%          3        0.8%         50        7.6%
22.  Jacksonville             105        6.9%        -33       -4.0%        138       19.8%
23.  Tucson                    68        3.6%         58        8.6%         10        0.8%
24.  Las Vegas                116        7.5%        -84      -12.0%        200       23.6%
25.  Columbia, SC              30        4.3%         -5       -1.7%         35        8.6%
26.  Baton Rouge               21        1.5%         25        6.3%         -4       -0.4%
27.  Columbus, OH              50        4.8%          4        1.0%         46        7.3%
28.  Los Angeles              107        6.6%        -18       -3.6%        125       11.1%
29.  Albuquerque               -4       -0.4%         -6       -1.2%          2        0.3%
30.  Fort Collins,  CO         58        4.2%        -81      -19.5%        139       14.5%

     Other  Markets           734        3.5%       -186       -2.3%        920        7.2%
                         --------   --------    --------    --------   --------   --------

     AIV  TOTAL          $  5,422        4.0%   $   (195)      -0.4%   $  5,617        6.8%
                         ========   ========    ========    =======    ========   ========